UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
(RULE 14A-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

INTELLISYNC CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Intellisync Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: Intellisync
Commission File No.: 0-21709

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The Acquisition of Intellisync

November 16, 2005

[LOGO]

© 2005 Nokia

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Safe Harbor

•                  It should be noted that certain statements herein which are not historical facts, including, without limitation, those regarding: A) benefits of the proposed merger, synergies of the proposed acquisition, and other matters that involve known and unknown risks; B) uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release; and C) statements preceded by “believe,” “expect,” “anticipate,” “foresee,” “target,” “designed”, “may”, “enhance”, “will”, “accelerate”, “broaden”, “extend”, “provide support”, “provide growth potential” or similar expressions are forward-looking statements. Because these statements involve risks and uncertainties, actual results may differ materially from the results that we currently expect. Factors that could cause these differences include, but are not limited to: 1) difficulties encountered in integrating Intellisync, its products and its employees into Nokia and achieving expected synergies; 2) uncertainties as to the timing of the merger; 3) approval of the transaction by Intellisync’s stockholders; 4) the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals; 5) whether certain market segments grow as anticipated; 6) the competitive environment in the mobile communications industry and competitive responses to the proposed merger; 7) whether the companies can successfully develop new products and the degree to which these gain market acceptance as well as 8) the risk factors specified on pages 12-22 of Nokia’s Form 20-F for the year ended December 31, 2004 under “Item 3.D Risk Factors.” and Intellisync’s most recent Form 10-K filed with the Securities and Exchange Commission.

•                  Nokia and Intellisync undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.  All forward-looking statements are qualified in their entirety by this cautionary statement.

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Additional information and where to find it

•                  Intellisync has agreed to file a proxy statement in connection with the proposed acquisition. The proxy statement will be mailed to the stockholders of Intellisync. Intellisync’s stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and Intellisync. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission (the “SEC”) at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Intellisync by going to Intellisync’s Investor Relations page on its corporate website at www.Intellisync.com.

•                  In addition, Intellisync and its officers and directors may be deemed to be participants in the solicitation of proxies from Intellisync’s stockholders with respect to the acquisition. A description of any interests that Intellisync’s officers and directors have in the acquisition will be available in the proxy statement. In addition, Nokia may be deemed to be participating in the solicitation of proxies from Intellisync’s stockholders in favor of the approval of the acquisition. Information concerning Nokia’s directors and executive officers is set forth in Nokia’s 2004 annual report on Form 20-F filed with the SEC on March 8, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov or by going to Nokia’s Investor Relations page on its corporate website at www.nokia.com..

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The acquisition of Intellisync

[LOGO]	[LOGO]

Dave Grannan	Rip Gerber
GM, Mobility Solutions	CMO & General Manager
Enterprise Solutions	Intellisync Corporation

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Nokia’s drive for growth and expansion

Mobile Phones		Multimedia

Expand mobile voice		Drive consumer multimedia

Networks

Bring extended mobility to the enterprise

Enterprise Solutions

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Nokia’s Enterprise Strategy

Connecting people	over any network	to corporate applications and information

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Devices	Enabling secure connectivity	Enabling mobileware applications

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Focused efforts

•	Understanding our customers’ challenges and needs	[GRAPHIC]

•	Building a software business

• Nokia Business Center

• Advanced voice solutions

•	Growing our security business

•	Evolving our device portfolio with launch of the Nokia Eseries

• Device platform that services the needs of both individuals and the IT departments that support them

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Nokia at the forefront enterprise mobility

•              We expect that Intellisync will accelerate our ability to capitalize on the uptake of mobile applications in the enterprise

•              We expect that Intellisync will broaden our customer base and provide technologies that help build the foundation for mobilizing applications beyond email

Nokia	Intellisync
• Mobility • Security • Voice • Channels	• Multi-device, multi-platform support • Carrier and enterprise penetration • Skilled workforce

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What Intellisync Does

[LOGO]

[GRAPHIC]

The #1 Platform-Independent
Wireless Messaging Company
in the World

Intellisync is recognized as a global leader in

wireless messaging and mobility applications by providing the best mobile experience over the widest array of platforms.

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“Powered By Intellisync™” = Mobile Ubiquity

[LOGO]

Security

& Device Mgmt.

Apps
Devices		Data

[GRAPHIC]	Email . . . PIM . . . “Office In Your Phone”… File Sync . . . Device Mgmt…. App Mobilization . . . Security… Data/App Sync . . . Systems Mgmt.	[LOGO]

Any Device	Any Application	Any Data Source

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Intellisync Software Leads Across The Mobile Markets

[LOGO]

•                  A leader in true push wireless email

•                  #1 leader in PIM sync

•                  #2 leader in mobile email

•                  Pre-provisioned on many new devices

•                  IM integrated with email = presence & control

1                 Messaging (Email)

•                  Platform-agnostic leader in device management

•                  Mobile systems mgmt tools easy-to-use, deploy

•                  Highest mobile security levels available

•                  Key carrier differentiator for device deployments

2                 Security and Device Management

•                  File and Data Sync

•                  Mobilizes any corporate database (e.g., CRM)

•                  Largest mobile app deployments in the enterprise

•                  Embedded in leading enterprise software platforms

3                 Mobilizing Enterprise Applications

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Nokia and Intellisync expected synergies – product portfolio

Mobilizing
[LOGO]	Integrated	Security &	Enterprise
	Messaging	Device Mgmt	Applications

		Enabling	Enabling
[LOGO]		Secure	Mobileware	Devices	Services
		Connectivity	Applications

		Firewalls	Email
		IP/SSL VPN	Voice
Mobile VPN

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Nokia Enterprise Solutions and Intellisync expected synergies

Nokia		Intellisync
• Carrier		• Software sales force
• Enterprise	+	• Multi-device support
• Distributors /Resellers		• Multi-platform support
• System Integrators

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Transaction summary

Transaction value	• Under the terms of the agreement, Intellisync stockholders will receive $5.25 per share in cash for each Intellisync common share
• This implies an enterprise value of approximately USD 430 million or approximately EUR 368 million (on a fully-diluted basis)

Expected closing	• The transaction is expected to be completed in the first quarter of 2006.

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Summary

•	Acquisition is expected to:

	• Enhance mobile software solutions for our customers	[LOGO]

• Provide support for multiple device vendors and platforms

• Provide business growth potential

•	Nokia at the forefront of enterprise mobility

•	Together, a collective market force

For further information, visit www.nokia.com	[LOGO]

Additional Information and Where to Find It

Intellisync has agreed to file a proxy statement in connection with the proposed acquisition. The proxy statement will be mailed to the stockholders of Intellisync. Intellisync’s stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and Intellisync. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission (the “SEC”) at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Intellisync by going to Intellisync’s Investor Relations page on its corporate website at www.Intellisync.com.

In addition, Intellisync and its officers and directors may be deemed to be participants in the solicitation of proxies from Intellisync’s stockholders with respect to the acquisition. A description of any interests that Intellisync’s officers and directors have in the acquisition will be available in the proxy statement. In addition, Nokia may be deemed to be participating in the solicitation of proxies from Intellisync’s stockholders in favor of the approval of the acquisition. Information concerning Nokia’s directors and executive officers is set forth in Nokia’s proxy material for its 2005 annual general meeting, which was filed with the SEC on February 14, 2005, and Nokia’s 2004 annual report on Form 20-F filed with the SEC on March 8, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Nokia’s Investor Relations page on its corporate website at www.Nokia.com.

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